UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 18, 2006

McCormick & Schmick’s Seafood Restaurants, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50845	20-1193199
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 SW Washington Street

Suite 550

Portland, Oregon 97205

(Address of principal executive offices)

(503) 226-3440

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 18, 2006, McCormick & Schmick’s Seafood Restaurants, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) among the Company, the selling shareholders named in the Underwriting Agreement (the “Selling Stockholders”), and Wachovia Capital Markets, LLC (the “Underwriter”) relating to the sale by the Selling Stockholders of an aggregate of up to 2,351,489 shares of the Company’s common stock. The sale was registered under the Securities Act of 1933 pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-133984), and was made pursuant to a prospectus dated May 16, 2006, as supplemented by a prospectus supplement dated May 17, 2006.

A copy of the Underwriting Agreement has been filed as Exhibit 1.1 to this report and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

1.1	Underwriting Agreement dated May 18, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCormick & Schmick’s Seafood Restaurants, Inc.

Date: May 18, 2006	By:	/s/ Emanuel N. Hilario
		Name:	Emanuel N. Hilario
		Title:	Chief Financial Officer and Vice President of Finance (principal financial and accounting officer)

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement dated May 18, 2006.